UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): July 24, 2012

Synthesis Energy Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Riverway, Suite 300, Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 579-0600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 7.01	Regulation FD Disclosure

On July 24, 2012, Synthesis Energy Systems, Inc. (the “Company”) issued a press release announcing that commissioning began at its Yima Joint Venture plant. A copy of the press release is furnished herewith as Exhibit 99.1.

On July 25, 2012, Feintuch Communications issued a press release announcing that the Company had engaged Feintuch as its public relations agency of record. A copy of the press release is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

*99.1	Press release dated July 24, 2012 relating to Yima commissioning.

*99.2	Press release dated July 25, 2012 relating to Feintuch appointment.

*	= Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: July 25, 2012	/s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer

EXHIBIT INDEX

*99.1	Press release dated July 24, 2012 relating to Yima commissioning.

*99.2	Press release dated July 25, 2012 relating to Feintuch appointment.

*	= Furnished herewith